UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 8, 2006
                                                 -------------------------------

                          CADENCE RESOURCES CORPORATION
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             (Exact name of registrant as specified in its charter)

                  UTAH                0-25170            87-0306609
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      (State or other jurisdiction  (Commission         (IRS Employer
           of incorporation)        File Number)     Identification No.)

4110 Copper Ridge Drive, Suite 100, Traverse City, MI            49684
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      (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (231) 941-0073
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In a press release dated February 8, 2006 Cadence Resources Corporation (the "Company") announced the closing of a $100 million credit facility with BNP Paribas. A copy of this press release is attached as Exhibit 99.1.

In a second press release dated February 8, 2006, the Company announced the early exercise of options by certain management personnel and shareholders, as well as the exercise of warrants held by key institutional investors and other investors. A copy of this press release is attached as Exhibit 99.2.


Item 9.01 Financial Statements and Exhibits

      c. EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99.1             Press Release dated February 8, 2006
99.2             Press Release dated February 8, 2006


                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1939, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on February 8, 2006.

                              CADENCE RESOURCES CORPORATION


Date:  February 8, 2006       /s/ William W. Deneau
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                              By: William W. Deneau
                              Its: President